EXHIBIT 10.11

                         Platinum Energy Resources, Inc.
                        152 West 57th Street, 54th Floor
                            New York, New York 10019


                                                          June __, 2005


Platinum Partners Value Arbitrage, L.P.
152 West 57th Street, 54th Floor
New York, New York 10019

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Platinum Energy Resources, Inc. ("Company") and continuing until (the "Termination Date") the earlier of the consummation by the Company of a "Business Combination" or the Company's liquidation (as described in the Company's IPO prospectus), Platinum Partners Value Arbitrage, L.P. shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 152 West 57th Street, 54th Floor, New York, New York. In exchange therefore, the Company shall pay Platinum Partners Value Arbitrage, L.P. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.


                                                 Very truly yours,


                                                 PLATINUM ENERGY RESOURCES, INC.



                                                 By:____________________________
                                                    Name:
                                                    Title:


AGREED TO AND ACCEPTED BY:

PLATINUM PARTNERS VALUE ARBITRAGE, L.P.


By:_____________________________
   Name:
   Title: